Exhibit 99.1
Martek Biosciences Deutsche Bank 32nd Annual Health Care Conference May 2nd & 3rd, 2007

Sections of this presentation contain forward-looking statements concerning, among other things, expectations regarding future revenue growth, product introductions, production expansion, capital expenditures and gross margins. These statements are based upon numerous assumptions that Martek cannot control and involve risks and uncertainties that could cause actual results to differ. These statements should be understood in light of the risk factors set forth in the Company's filings with the SEC. Forward Looking Statements

Producer of patented nutritional oils including DHA omega-3 and ARA omega-6 DHA + ARA - important for brain and eye development in infants DHA - a long-chain omega-3 fatty acid = a "good fat" Primary natural source is microalgae, not fish Martek is the global leader in providing DHA omega-3 and ARA omega-6 for use in infant formula Expanding DHA use in additional large markets including perinatal products, supplements and food and beverages Developing a new product pipeline for future growth Martek Biosciences Overview

Why do we need DHA in our diets?

- Numerous clinical studies and scientific research confirm that DHA is an important nutrient for brain, eye and heart health throughout life
  - DHA is 97% of the omega-3 fats in the brain
  - DHA is 93% of the omega-3 fats in the retina
  - DHA is a key component of the heart

DHA helps maintain cardiovascular, visual and neural function throughout the lifespan

- Despite the benefits, daily DHA intake in the U.S. is low (~30-80 mg) relative to recommendations (~200mg)
- Current dietary sources of DHA are inadequate
  - Processed foods common in the western diet lack DHA
  - Flax is a source of ALA, not DHA
  - Mixed consumer perceptions of fish and fish oil sources of DHA (oceanic/environmental contaminants, allergens, sustainability, taste)

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MARTEK life enriched.™

life'sDHA™ HEALTHY BRAIN, EYES, HEART

Martek is the global leader in providing DHA omega-3 and ARA omega-6 for use in infant formula DHA is an important nutrient needed throughout life Martek is expanding the markets for life'sDHA(tm) so that it will be accessible to people in all age categories Patent protection, contractual relationships with large customers, regulatory approvals and DHA manufacturing expertise create barriers to entry Existing assets/infrastructure capable of supporting future growth Investment Highlights

Approximately ~70% of worldwide market (25 licensees) under license (~100% of U.S. market) Greatest growth opportunity is now in the international markets - primarily Asia and EU - recent growth trends have been encouraging Mead Johnson full conversion to DHA/ARA formulas in the U.S. Infant Formula Market

Broadening the Use of DHA Beyond Infant Formula: Prenatal vitamins and supplements Supplements for the general population Food and beverage products Initial target markets expected to be moms and their children, baby boomers and other health conscious consumers

Perinatal Products and Supplements

<u>Perinatal Products – for pregnant and nursing moms</u>

- Prescription prenatal vitamins
  - Citracal Prenatal + DHA – Mission Pharmacal
  - OptiNate – Sciele
  - Vitafol-OB +DHA – Everett Labs
- OTC supplements
  - Expecta Lipil (Mead Johnson)
  - Life Fitness life'sDHA (CVS)
- Food products – Horlicks, Oh Mama Bar, BellyBar


Citracal
Prenatal+DHA


OptiNate


Expecta


Life Fitness
Life'sDHA

<u>Supplements – for all consumers</u>

Working to achieve mainstream retail distribution partner

- Neuromins – sold through distributor network, primarily in natural foods channel
- Flax / DHA oil blends
- Other co-branded supplements


Neuromins
DHA
omega-3


Spectrum
New! CHILDREN'S
DHA
Omega-3 for Brain and Vision Development
NO Fish Oil
Supplement Facts


Spectrum
Flax
OIL

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Replicate the successful infant formula market development strategy Establish long-term partnerships with the market leaders Use of Martek logo on product packaging Utilize the branding and marketing expertise of partners to: Develop the life'sDHA(tm) brand Educate consumers / build awareness of the benefits of life'sDHA(tm) Martek as exclusive DHA supplier Food and Beverage Market Development Strategy

Current Market Drivers DHA and omega-3 publicity Growing body of science Benchmarks for Success Long-term Supply Agreements Product launches 11 product launches announced YTD FY'07 + Odwalla Soy Smart expansion Approximately 25 total launches expected by the end of FY'07 Follow-on product launches and launches by competitors in the same market segment Food and Beverage Market Update Dean Foods/WhiteWave General Mills Kellogg's Breyers Yogurt Working on others Consumer concept testing Health and wellness movement

Food and Beverage Sales and Marketing Resources U.S. and International food and beverage sales effort Recently hired Vice President of Sales and Marketing with significant food industry experience U.S. Small, direct sales force International Combination of direct sales force and distributor network, including Europe and Asia Representative food and beverage industry experience includes: The Hershey Company The Solae Company General Mills Archer Daniels Midland (ADM)

Recent Activity in the Yogurt Category Rachel's (WhiteWave/Dean) Debuting mid-2007 Danonino (Danone) (Spain) Apr'07 Yoplait Kids (General Mills) Vaalia (Parmalat) (Australia)

Odwalla "Soy Smart" Product Line Expansion Initial (Oct'06) Co-branded with Current (Apr'07)

Co-branded with Other Recent / Pending Launches

Non-Infant Formula Financial Update

- FY'07 Non-infant formula DHA revenues projected to be **$22 - $26 million**
  - Significant increase over FY'06 ($12 million)
  - Future growth driver

	Q1	Q2	Q3	Q4	FY'07
Non-infant formula nutritional product sales*	$4.7m	$5.6m			**$22 - $26 million**

- Non-infant formula DHA growth driven by food and beverage and perinatal products market segments
- Food and beverage market sales includes DHA purchases by Dean Foods, General Mills, Danone, Odwalla, Fuji Foods and many others
  - Primary product categories to date include dairy and other refrigerated products
- Kellogg's – formulation and long-term stability work in process for future product launches; sales to Kellogg's not included in the current FY'07 projection of $22-$26 million

*Includes food and beverage, perinatal products, nutritional supplements and animal feed sales.

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MARTEK life enriched.

life'sDHA™ HEALTHY BRAIN, EYES, HEART

Higher price than fish oil, but: Sustainability Vegetarian Source (Universal Appeal) Relative Ease of Formulation Real and Perceived Risks of Fish Oil High Quality Why Martek's life'sDHA(tm)?

Martek logo on back of box Perinatal Messaging Example

Two Manufacturing Sites Kingstree, SC and Winchester, KY Dual-plant production capacity Capable of both DHA and ARA production DSM - ARA production partner Plants in Capua, Italy and Belvidere, NJ Multinational fine chemical / fermentation company Finished goods inventory established Annual capacity capable of approximately $500+ million in annualized sales Production Capabilities

Lower cost delivery forms of DHA DHA food and beverage applications DHA in plants Anti-inflammatory compounds New protein production system Other high-value products New Products In Development

Updated Q2'07 Guidance Revenue - $76.5 - $77 million* +9%-10% vs. year-ago Qtr and Q1'07 Increase due largely to demand from international infant formula market, as well as growth across all other markets Gross margin - 34% - 35% Diluted EPS - $0.15 - $0.16 Q3'07 Guidance to be provided on June 6, 2007 earnings call FY'07 Outlook Gradual gross margin improvement to continue during 2H of FY'07 Q4 gross margin projected to be approximately 38%* Expect growth in revenues and improvement in overall profitability as compared with FY'06 Financial Update *Update to prior revenue guidance as provided in 04/24/07 press release.

Growth in infant formula Customer expansion in the international markets, led by Asia Quarterly fluctuations in sales to infant formula market due to customer concentration, customer production timing possible Additional growth markets beyond infant formula Food & beverage Perinatal products Improved gross profit margins Manufacturing infrastructure in place, as sales grow there is potential for meaningful gross margin improvement New product development for future growth FY'07 and Beyond Supplements Cardiovascular, neurological, other health applications

The global leader in DHA and ARA for infant formula Growing momentum for DHA in the food and beverage, perinatal products and supplements markets Existing assets/infrastructure capable of supporting future growth Addressing consumer demand for health and wellness throughout the lifecycle Summary